UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2020

COUNTERPATH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35592

(Commission File Number)

20-0004161

(IRS Employer Identification No.)

Suite 300, One Bentall Centre, 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3

(Address of principal executive offices and Zip Code)

(604) 320-3344

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CPAH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2020, we appointed Srinivasa Janaswamy to act as the Company's Interim Vice President of Finance, Secretary, Treasurer and Principal Financial Officer and Principal Accounting Officer, effective September 16, 2020, while Karen Luk,  the Vice President of Finance, Secretary, Treasurer and Principal Financial Officer and Principal Accounting Officer of our company, is on maternity leave. Upon Ms. Luk's return from maternity leave, Ms. Luk will return to the position of Vice President of Finance, Secretary, Treasurer and Principal Financial Officer and Principal Accounting Officer.

Mr. Janaswamy, age 54, brings more than fifteen years of accounting and finance experience working with publicly traded companies within Canada. From November 2019 to May 2020, he was the Chief Financial Officer for D3 Securities Systems Inc., a Vancouver based private company in the cyber security space. From April 2015 to August 2019, he was the Director of Finance at ABC Recycling Ltd., a Burnaby based company that primarily processes scrap metal. From December 2013 to March 2015, Mr. Janaswamy was the Director of Finance at Visier Inc., a Vancouver based technology company developing software for HR analytics. Prior to this, from December 2006 to December 2013, Mr. Janaswamy worked for our company as Controller and Director of Finance.

Mr. Janaswamy is a Canadian designated Chartered Professional Accountant. He holds a Bachelor of Business Administration degree in Accounting and Finance obtained from Osmania University in India, and a Bachelor of Law degree from Osmania University in India.

There are no family relationships between Mr. Janaswamy and any director or executive officer.

We have not been party to any transaction with Mr. Janaswamy since May 1, 2019, or any currently proposed transaction with Mr. Janaswamy in which we were or will be a participant and where the amount involved exceeds the lesser of US$120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which Mr. Janaswamy had or will have a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTERPATH CORPORATION

By:	/s/ David Karp
David Karp
President and Chief Executive Officer

Dated:	September 11, 2020